Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 4Q and Full Year 2019 Earnings

Oklahoma City, OK, January 30, 2020 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter and year ended December 31, 2019.  "The fourth quarter was another good quarter for Bank7 and we are particularly pleased with our robust loan growth, the continuation of excellent credit quality, and our ability to maintain a strong net interest margin, especially in a declining interest rate environment,” said Thomas L. Travis, President and CEO of the Company.  “Additionally, for the full year, we are very pleased that our pro forma pre-tax income increased by $1 million, or 4.05%.  This was achieved in spite of incurring costs associated with launching into two new markets and modernizing our Oklahoma City branch and headquarters.”

On September 5, 2019, our largest shareholders, the Haines Family Trusts, contributed approximately 6.5% of their shares to the Company.  Subsequently, the Company immediately issued those shares to certain executive officers, which was charged as compensation expense through the income statement of the Company. This previously announced transaction was recorded as a one-time, non-cash expense; however, because the shares were simultaneously contributed to the Company by the Haines Family Trusts, the transaction had a virtual net-zero impact to shareholders’ equity.

Excluding the one-time, extraordinary expense related to the stock transfer outlined above, net income would have been $20.0 million and for the year ending December 31, 2019.  Illustrated below is a reconciliation of pro forma net income through the year ended December 31, 2019.

	For the Year Ended December 31,
	2019	2018	$ Change	% Change
(Dollars in thousands)
Pro Forma Net Income
Total Interest Income	$51,709	$46,800	$4,909	10.49%
Total Interest Expense	9,516	7,169	2,347	32.73%
Net Interest Margin	42,193	39,631	2,562	6.47%
Provision for Loan Losses	$-	$200	$(200)
Total Noninterest Income	$1,284	$1,331	$(47)	(3.51%)

Total Noninterest Expense	$28,432	$14,966	$13,466	89.98%
Stock Transfer Compensation Expense (1)	(11,796)	-	(11,796)
Pro Forma Noninterest Expense	16,636	14,966	1,670	11.16%

Pro Forma Pre-Tax Income	$26,842	$25,796	$1,046	4.05%

Pro Forma Income Tax Expense	$6,836	$5,719	$1,117	19.53%

Pro Forma Net After-Tax Income	$20,006	$20,077	$(71)	(0.36%)

(1)	Compensation expense includes $168,000 in payroll taxes.

Additional Highlights

For the three months ended December 31, 2019 compared to three months ended December 31, 2018:

-	Interest income on loans, including loan fee income, totaled $12.3 million, a 4.33% increase
-	Average loans of $692.3 million, a 15.3% increase

For the year ended December 31, 2019 compared to the year ended December 31, 2018:

-	Yield on average earning assets, including loan fee income, of 6.55%, an increase of 1.10%
-	Interest income on loans, including loan fee income, totaled $48.2 million, a 8.86% increase
-	Average loans of $636.3 million, a 8.98% increase
-	Total loans of 699.5 million, a 18.14 increase
-	Core deposits of $678.1 million, a 10.24% increase

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At December 31, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.65%, 14.28%, and 15.42% respectively for the Bank.  At December 31, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.49%, 14.06%, and 15.20% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense, which some investors may consider to be a more appropriate comparison given our S Corporation status prior to September 2018.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined C Corporation effective tax rate for federal and state income taxes of 45.5% and 22.2% in 2019 and 2018, respectively.  This calculation illustrates only the change from our status as a S Corporation into a C Corporation and does not give effect to any other transaction.  However, we acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended December 31,		For the Year ended December 31,
(Dollars in thousands, except per share data)	2019	2018	2019	2018
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$12,299	$11,789	$48,200	$44,279
Loan fee income	(944)	(1,229)	(4,443)	(5,121)
Loan interest income excluding loan fee income	$11,355	$10,560	$43,757	$39,158

Average total loans	$692,286	$600,400	$636,274	$583,821
Yield on loans (including loan fee income)	7.05%	7.79%	7.58%	7.58%
Yield on loans (excluding loan fee income)	6.51%	6.98%	6.88%	6.71%

Net interest margin (excluding loan fees)
Net interest income	$10,658	$10,530	$43,193	$39,631
Loan fee income	(944)	(1,229)	(4,443)	(5,121)
Net interest income excluding loan fees	$9,714	$9,301	$37,750	$34,510

Average earning assets	$837,252	$760,869	$789,009	$721,935
Net interest margin (including loan fee income)	5.05	5.49%	5.35%	5.49%
Net interest margin (excluding loan fee income)	4.60	4.85%	4.78%	4.78%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,358	$6,753	$15,045	$25,797
Plus: Provision (reversal of) for loan losses	-	(100)	-	(200)
Pre-tax, pre-provision net earnings	$6,358	$6,853	$15,045	$25,997

Adjusted provision for income tax
Net income before income taxes	$6,358	$6,753	$15,045	$25,797
Total effective adjusted tax rate	29.6%	17.7%	45.5%	22.2%
Adjusted provision for income taxes	$1,879	$1,192	$6,844	$5,720

Tax-adjusted net income
Net income before income taxes	$6,358	$6,753	$15,045	$25,797
Adjusted provision for income taxes	1,879	1,192	6,844	5,720
Tax-adjusted net income	$4,479	$5,561	$8,201	$20,077

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$4,479	$5,561	$8,201	$20,077

Average assets (denominator)	$845,510	$769,170	$798,528	$730,564
Tax-adjusted return on average assets	2.10%	2.87%	1.03%	2.75%

Average shareholders' equity (denominator)	$102,691	$85,790	$97,430	$78,148
Tax-adjusted return on average shareholders' equity	17.31%	25.72%	8.42%	25.69%

Average tangible common equity (denominator)	$100,872	$83,763	$95,537	$76,046
Tax-adjusted return on average tangible common equity	17.62%	26.34%	8.58%	26.40%

Weighted average common shares outstanding basic (denominator)	10,057,506	10,187,500	10,145,032	8,105,856
Tax-adjusted net income per common share--basic	$0.45	$0.55	$0.81	$2.48

Weighted average common shares outstanding diluted (denominator)	10,059,208	10,322,193	10,147,311	8,237,638
Tax-adjusted net income per common share--diluted	$0.45	$0.54	$0.81	$2.44
Pro forma weighted average common shares outstanding basic (denominator)	10,206,931		10,192,930
Pro Forma tax-adjusted net income per common share--basic	$0.46		$1.96

Pro forma weighted average common shares outstanding diluted (denominator)	10,205,229		10,192,930
Pro forma tax-adjusted net income per common share--diluted	$0.46		$1.96

Tangible assets
Total assets	$866,392	$770,511
Less: Goodwill and intangibles	(1,789)	(1,995)
Tangible assets	$864,603	$768,516

Tangible shareholders' equity
Total shareholders' equity	$100,126	$88,467
Less: Goodwill and intangibles	(1,789)	(1,995)
Tangible shareholders' equity	$98,337	$86,472

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$98,337	$86,472
Tangible assets (denominator)	$864,603	$768,516
Tangible common equity to tangible assets	11.37%	11.25%

End of period common shares outstanding	10,057,506	10,187,500
Book value per share	$9.96	$8.68
Tangible book value per share	$9.78	$8.49
Total shareholders' equity to total assets	11.56%	11.48%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended December 3,1
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$143,604	$674	1.86%	$159,215	$795	1.98%
Investment securities(2)	1,073	23	8.50	1,055	—	0.00
Loans held for sale	289	—	0.00	199	—	0.00
Total loans(3)	692,286	11,355	6.51	600,400	10,560	6.98
Total interest-earning assets	837,252	12,052	5.71	760,869	11,355	5.92
Noninterest-earning assets	8,258			8,301
Total assets	$845,510			$769,170

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$314,106	1,133	1.43%	$259,614	1,155	1.77%
Time deposits	213,716	1,205	2.24	196,696	899	1.81
Total interest-bearing deposits	527,822	2,338	1.76	456,310	2,054	1.79
Other borrowings	—	—	0.00	—	—	—
Total interest-bearing liabilities	527,822	2,338	1.76	456,310	2,054	1.79

Noninterest-bearing liabilities:
Noninterest-bearing deposits	210,986			221,716
Other noninterest-bearing liabilities	4,011			5,354
Total noninterest-bearing liabilities	214,997			227,070
Shareholders’ equity	102,691			85,790
Total liabilities and shareholders’ equity	$845,510			$769,170

Net interest income including loan fee income		$9,714			$9,301
Net interest spread including loan fee income(4)			3.95%			4.13%
Net interest margin including loan fee income			4.60%			4.85%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended December 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$143,604	$674	1.80%	$159,215	$795	1.98%
Investment securities(2)	1,073	23	8.50	1,055	—	0.00
Loans held for sale	289	—	0.00	199	—	0.00
Total loans(3)	692,286	12,299	7.05	600,400	11,789	7.79
Total interest-earning assets	837,252	12,996	6.16	760,869	12,584	6.56
Noninterest-earning assets	8,258			8,301
Total assets	$845,510			$769,170

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$314,106	1,133	1.43%	$259,614	1,155	1.77%
Time deposits	213,716	1,205	2.24	196,696	899	1.81
Total interest-bearing deposits	527,822	2,338	1.76	456,310	2,054	1.79
Other borrowings	—	—	0.00	—	—	0.00
Total interest-bearing liabilities	527,822	2,338	1.76	456,310	2,054	1.79

Noninterest-bearing liabilities:
Noninterest-bearing deposits	210,986			221,716
Other noninterest-bearing liabilities	4,011			5,354
Total noninterest-bearing liabilities	214,997			227,070
Shareholders’ equity	102,691			85,790
Total liabilities and shareholders’ equity	$845,510			$769,170

Net interest income excluding loan fee income		$10,658			$10,530
Net interest spread excluding loan fee income(4)			4.40%			4.78%
Net interest margin excluding loan fee income			5.05%			5.49%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Year Ended December 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$151,434	$3,459	2.28%	$136,880	$2,521	1.84%
Investment securities(2)	1,065	50	4.69	1,052	—	0.00
Loans held for sale	236	—	0.00	182	—	0.00
Total loans(3)	636,274	43,757	6.88	583,821	39,158	6.71
Total interest-earning assets	789,009	47,266	5.99	721,935	41,679	5.77
Noninterest-earning assets	9,519			8,629
Total assets	$798,528			$730,564

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$295,576	5,057	1.71%	$240,881	3,584	1.49%
Time deposits	208,375	4,459	2.14	220,023	3,410	1.55
Total interest-bearing deposits	503,951	9,516	1.89	460,904	6,994	1.52
Other borrowings	—	—	0.00	3,652	175	4.79
Total interest-bearing liabilities	503,951	9,516	1.89	464,556	7,169	1.54

Noninterest-bearing liabilities:
Noninterest-bearing deposits	192,562			183,750
Other noninterest-bearing liabilities	4,585			4,110
Total noninterest-bearing liabilities	197,147			187,860
Shareholders’ equity	97,430			78,148
Total liabilities and shareholders’ equity	$798,528			$730,564

Net interest income excluding loan fee income		$37,750			$34,510
Net interest spread excluding loan fee income(4)			4.10%			4.23%
Net interest margin excluding loan fee income			4.78%			4.78%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Year Ended December 31,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$151,434	$3,459	2.28%	$136,880	$2,521	1.84%
Investment securities(2)	1,065	50	4.69	1,052	—	0.00
Loans held for sale	236	—	0.00	182	—	0.00
Total loans(3)	636,274	48,200	7.58	583,821	44,279	7.58
Total interest-earning assets	789,009	51,709	6.55	721,935	46,800	6.48
Noninterest-earning assets	9,519			8,629
Total assets	$798,528			$730,564

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$295,576	5,057	1.71%	$240,881	3,584	1.49%
Time deposits	208,375	4,459	2.14	220,023	3,410	1.55
Total interest-bearing deposits	503,951	9,516	1.89	460,904	6,994	1.52
Other borrowings	—	—	0.00	3,652	175	4.79
Total interest-bearing liabilities	503,951	9,516	1.89	464,556	7,169	1.54

Noninterest-bearing liabilities:
Noninterest-bearing deposits	192,562			183,750
Other noninterest-bearing liabilities	4,585			4,110
Total noninterest-bearing liabilities	197,147			187,860
Shareholders’ equity	97,430			78,148
Total liabilities and shareholders’ equity	$798,528			$730,564

Net interest income including loan fee income		$42,193			$39,631
Net interest spread including loan fee income(4)			4.67%			4.94%
Net interest margin including loan fee income			5.35%			5.49%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	2019		December 31,
	December 31	September 30	2018

Cash and due from banks	$117,128	$110,594	$128,090
Interest-bearing time deposits in other banks	30,147	31,890	31,759
Loans, net	699,458	666,755	592,078
Loans held for sale	1,031	-	512
Premises and equipment, net	9,624	8,395	7,753
Nonmarketable equity securities	1,100	1,072	1,055
Foreclosed assets held for sale	-	77	110
Goodwill and intangibles	1,789	1,840	1,995
Interest receivable and other assets	6,115	6,198	7,159

Total assets	$866,392	$826,821	$770,511

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$219,221	$202,989	$201,159
Interest-bearing	538,262	519,145	474,743

Total deposits	757,483	722,134	675,902

Income taxes payable	-	-	1,913
Interest payable and other liabilities	8,783	4,072	4,229

Total liabilities	766,266	726,206	682,044

Common stock	101	101	102
Additional paid-in capital	92,391	92,353	80,275
Retained earnings	7,610	8,161	8,090
Accumulated Other Comprehensive Income	24	-	-

Total shareholders’ equity	100,126	100,615	88,467

Total liabilities and shareholders’ equity	$866,392	$826,821	$770,511

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Quarter Ended			Year Ended
	2019		2018	2019	2018
Dollars in thousands, exceper per share data	December 31	September 30	December 31	December 31	December 31
Interest Income
Loans, including fees	$12,299	$12,179	$11,789	$48,200	$44,279
Interest-bearing time deposits in other banks	295	500	150	1,709	588
Interest-bearing deposits in other banks	402	392	645	1,800	1,933

Total interest income	12,996	13,071	12,584	51,709	46,800

Interest Expense
Deposits	2,338	2,471	2,054	9,516	6,994
Other borrowings	-	-	-	-	175

Total interest expense	2,338	2,471	2,054	9,516	7,169

Net Interest Income	10,658	10,600	10,530	42,193	39,631

Provision for Loan Losses	-	-	100	-	200

Net Interest Income After Provision for Loan Losses	10,658	10,600	10,430	42,193	39,431

Noninterest Income
Secondary market income	18	69	39	164	212
Service charges on deposit accounts	113	110	86	392	347
Other	126	330	137	728	772

Total noninterest income	257	509	262	1,284	1,331

Noninterest Expense
Salaries and employee benefits	2,473	14,256	2,035	21,265	8,113
Furniture and equipment	223	229	193	829	684
Occupancy	520	436	207	1,677	1,310
Data and item processing	264	276	250	1,078	966
Accounting, marketing and legal fees	250	218	87	757	305
Regulatory assessments	32	31	146	126	542
Advertising and public relations	239	71	140	588	553
Travel, lodging and entertainment	81	153	81	368	699
Other	475	402	800	1,744	1,793

Total noninterest expense	4,557	16,072	3,939	28,432	14,965

Income Before Taxes	6,358	(4,963)	6,753	15,045	25,797
Income tax expense	1,879	1,556	1,192	6,844	797
Net Income	$4,479	$(6,519)	$5,561	$8,201	$25,000

Earnings per common share - basic	$0.45	$(0.64)	$0.55	$0.81	$3.08
Diluted earnings per common share	0.45	(0.64)	0.54	0.81	3.03
Weighted average common shares outstanding - basic	10,057,506	10,149,007	10,187,500	10,145,032	8,105,856
Weighted average common shares outstanding - diluted	10,059,208	10,161,778	10,322,193	10,147,311	8,237,638

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its fourth quarter and full year 2019 results, which will be broadcast live over the Internet, on Thursday, January 30 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/32829.   For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/32829 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,”
“expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600